UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2015, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2015. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2015 Long-Term Incentive Plan and Approval of Annual Incentive Plan

The Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on April 22, 2015. At the Annual Meeting, the stockholders of the Company approved the Regional Management Corp. 2015 Long-Term Incentive Plan (the “2015 Plan”) and reapproved the Regional Management Corp. Annual Incentive Plan (as amended and restated March 23, 2015) (the “Annual Incentive Plan”).

The 2015 Plan is intended to promote a closer identification of the interests of selected participants with those of the Company and its stockholders. The effective date of the 2015 Plan was April 22, 2015, and awards may be granted under the 2015 Plan until April 21, 2015 (subject to earlier plan termination). The 2015 Plan authorizes the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units (“RSUs”), performance share awards, performance unit awards (“performance units”), phantom stock awards, other stock-based awards, dividend equivalent awards and/or any other award that may be granted under the 2015 Plan. The 2015 Plan is administered by the Board of Directors of the Company (the “Board”), or upon its delegation, by the Compensation Committee (the “Committee”) of the Board (subject to limited delegation as described in the 2015 Plan). Employees, directors, and consultants of the Company and its affiliates are eligible to participate if selected by the Committee.

Subject to adjustments as provided in the 2015 Plan, the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2015 Plan may not exceed the sum of (i) 350,000 shares plus (ii) any shares (A) remaining available for the grant of awards as of the effective date under the Company’s 2011 Stock Incentive Plan or 2007 Management Incentive Plan (each, a “Prior Plan,” and collectively, the “Prior Plans”), and/or (B) subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expired or lapses. The maximum aggregate number of shares of common stock that may be issued under the 2015 Plan pursuant to the grant of incentive stock options is 350,000 shares. In addition, in any 12-month period, (i) no participant may be granted options and SARs for more than 450,000 shares (or the equivalent value thereof based on the fair market value per share of common stock on the grant date); (ii) no participant may be granted awards other than options or SARs that are settled in shares of common stock for more than 450,000 shares; and (iii) the maximum amount of awards that are settled in cash that can be granted to any one participant is $2,500,000 (in each case, subject to adjustment as provided in the 2015 Plan).

The Annual Incentive Plan is intended to provide selected officers and other employees of the Company and its affiliates with the opportunity to earn incentive compensation based on attainment of performance objectives. The Annual Incentive Plan, which was effective August 23, 2011, is administered by the Committee (or the Board, in its discretion), and provides for the payment of cash bonuses, or at the Committee’s discretion, payment in shares of the Company’s common stock under the 2015 Plan or other applicable stock plan. The Committee establishes the performance objectives with respect to awards, which, with respect to awards granted to “covered employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), that are intended to qualify for the performance-based compensation exception under Code Section 162(m), must be based on the attainment of specific pre-established criteria, as provided in the Annual Incentive Plan. In no event may any participant in the Annual Incentive Plan receive a bonus with respect to any fiscal year of the Company in excess of $2,500,000. The Committee has discretion to reduce or eliminate the amount of any award, including awards otherwise earned and payable under the Annual Incentive Plan.

The foregoing summary descriptions of the 2015 Plan and the Annual Incentive Plan are qualified in their entirety by reference to the 2015 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and to the Annual Incentive Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2, the terms of which plans are incorporated herein by reference. For additional information regarding the 2015 Plan, please refer to Proposal Three – “Approval of Regional Management Corp. 2015 Long-Term Incentive Plan,” and for additional information regarding the Annual Incentive Plan, please refer to Proposal Four – “Re-Approval of Regional Management Corp. Annual Incentive Plan,” on pages 45–54 and pages 55–59, respectively, of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2015 (the “Proxy Statement”) (available at the SEC’s website at www.sec.gov).

In addition, on April 22, 2015, following the Annual Meeting, the Committee approved certain compensation arrangements affecting certain of the Company’s executive officers.

Form Agreements

The Committee adopted forms of award agreements in connection with the 2015 Plan. Specifically, a form of Nonqualified Stock Option Agreement (the “NQSO Agreement”), a form of Performance-Contingent Restricted Stock Unit Award Agreement (the “RSU Agreement”), a form of Cash-Settled Performance Unit Award Agreement (the “Performance Unit Agreement”), a form of Restricted Stock Award Agreement (the “Restricted Stock Agreement”), and a form of Stock Award Agreement (the “Stock Award Agreement”) were each approved by the Committee.

Each of the NQSO Agreement, RSU Agreement, Performance Unit Agreement, Restricted Stock Agreement, and Stock Award Agreement are attached as Exhibits 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The forgoing summary of certain of the award agreements is not complete and is qualified in its entirety by reference to the full texts of such agreements.

Grant of Option Awards, Performance-Contingent Restricted Stock Unit Awards, and Cash-Settled Performance Unit Awards

On April 22, 2015, the Committee granted the following awards under the 2015 Plan to certain executive officers of the Company: (i) the grant of nonqualified stock options, (ii) the grant of performance-contingent restricted stock units, and (iii) the grant of cash-settled performance units, in each case subject to the terms of the 2015 Plan and the applicable award agreements.

The following executive officers were each granted a nonqualified stock option to purchase such number of shares of the Company’s common stock as may be determined by dividing the value of the grant (as described below) by the fair value of each option share (calculated on or as close in time as practicable to the grant date in accordance with GAAP and the Black-Scholes option model) as follows: Mr. Dunn, $500,000; Mr. Thomas, $160,700; Ms. Masters, $51,000; and Mr. Fisher, $91,667. The option price of each option is equal to the fair market value of the Company’s common stock on the grant date, and each option has a 10-year term, with the options vesting on December 31, 2017, subject to the executive’s continued employment or as otherwise provided in the NQSO Agreement.

The following executive officers were each granted performance-contingent RSUs, with the target number of units calculated by dividing the value of the grant by the closing price of the Company’s common stock on the grant date, based upon grants of the following values: Mr. Dunn, $500,000; Mr. Anderson, $200,000; Mr. Thomas, $160,700; Mr. Taggart, $100,000; Ms. Masters, $51,000; and Mr. Fisher, $91,667. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units and will be based on achievement of cumulative EBITDA over the performance period, January 1, 2015 through December 31, 2017, and the continued employment of each such executive through December 31, 2017, or as otherwise provided in the applicable award agreement.

The following executive officers were each granted the following number of cash-settled performance units, with a target value of $1.00 per share: Mr. Dunn, 500,000; Mr. Anderson, 200,000; Mr. Thomas, 160,700; Mr. Taggart, 100,000; Ms. Masters, 51,000; and Mr. Fisher, 91,666. The actual value of performance units, if any, that may be earned may range from 0% to 150% of the target value and will be based on achievement of cumulative net income per share during the performance period, January 1, 2015 through December 31, 2017, and the continued employment of each such executive through December 31, 2017, or as otherwise provided in the applicable award agreement.

Executive Officer Transition

Effective April 22, 2015, A. Michelle Masters transitioned from her role as our Senior Vice President of Strategic Operations and Initiatives to a new role with the Company. In her new role, Ms. Masters is no longer an executive officer of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As noted above, the Company held the Annual Meeting on April 22, 2015. The Company received proxies totaling 85.43% of its issued and outstanding shares of common stock, representing 10,981,747 shares of common stock, as of the record date. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the Proxy Statement. The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the six nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roel C. Campos	8,170,294	349,092	2,462,361
Michael R. Dunn	8,420,313	99,073	2,462,361
Steven J. Freiberg	8,399,647	119,739	2,462,361
Richard A. Godley	8,316,478	202,908	2,462,361
Alvaro G. de Molina	8,399,647	119,739	2,462,361
Carlos Palomares	8,399,647	119,739	2,462,361

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, based on the following final voting results:

For	Against	Abstain
10,882,139	96,792	2,816

Approval of 2015 Long-Term Incentive Plan

The Company’s stockholders approved the Regional Management Corp. 2015 Long-Term Incentive Plan (as defined above, the “2015 Plan”), based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
7,917,368	452,676	149,342	2,462,361

Re-Approval of Annual Incentive Plan

The Company’s stockholders re-approved the Regional Management Corp. Annual Incentive Plan (as amended and restated effective March 23, 2015) (as defined above, the “Annual Incentive Plan”), based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
8,186,355	178,738	154,293	2,462,361

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Regional Management Corp. 2015 Long-Term Incentive Plan

10.2	Regional Management Corp. Annual Incentive Plan (as amended and restated effective March 23, 2015)

10.3	Form of Nonqualified Stock Option Agreement

10.4	Form of Performance-Contingent Restricted Stock Unit Award Agreement

10.5	Form of Cash-Settled Performance Unit Award Agreement

10.6	Form of Restricted Stock Award Agreement

10.7	Form of Stock Award Agreement

99.1	Press Release issued by Regional Management Corp. on April 28, 2015, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: April 28, 2015	By:	/s/ Donald E. Thomas
Donald E. Thomas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Regional Management Corp. 2015 Long-Term Incentive Plan

10.2	Regional Management Corp. Annual Incentive Plan (as amended and restated effective March 23, 2015)

10.3	Form of Nonqualified Stock Option Agreement

10.4	Form Performance-Contingent Restricted Stock Unit Award Agreement

10.5	Form of Cash-Settled Performance Unit Award Agreement

10.6	Form of Restricted Stock Award Agreement

10.7	Form of Stock Award Agreement

99.1	Press Release issued by Regional Management Corp. on April 28, 2015, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2015.